Supplement Dated June 25, 2013 to your Prospectus Dated May 1, 2013

Fund Add

Effective September 5, 2013, the following funds are added as an investment option to your contract:

Fund Name	Objective	Advisor/Sub-Advisor
UIF Growth Portfolio Class I	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies	Morgan Stanley Investment Management Inc.

Reorganization

On or about August 1, 2013, shareholders will vote on the proposed reorganization of several portfolios as follows:

Merging Fund	Acquiring Fund
Morgan Stanley – Focus Growth Portfolio Class X	UIF Growth Portfolio Class I
Morgan Stanley – Growth Portfolio Class X	UIF Growth Portfolio Class I
Morgan Stanley – Multi Cap Growth Portfolio Class X	UIF Growth Portfolio Class I
Morgan Stanley – Flexible Income Portfolio Class X	UIF Core Plus Fixed Income Portfolio Class I

If the proposed reorganization is approved, all assets of the Merging Fund will be transferred into the Acquiring Fund. Shareholders of the Merging Fund will receive shares of Acquiring Fund. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about September 6, 2013.

Due to the reorganization, you will no longer be able to allocate new Premium Payments or make transfers to the Merging Fund Sub-Account, including program trades, on or after the close of business on September 5, 2013. As a result of the reorganization, if any of your Contract Value is currently invested in the Merging Fund Sub-Account, that Contract Value will be merged into the Acquiring Fund Sub-Account. If any portion of your future Premium Payments is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract. Effective as of the close of business on or about September 6, 2013, any transaction that includes an allocation to the Merging Fund Sub-Account will automatically be allocated to the Acquiring Fund Sub-Account. Effective as of the close of business on or about September 6, 2013, unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the Acquiring Fund Sub-Account.

In the event that the proposed reorganization is approved, effective as of the close of business on or about September 6, 2013, all references and information contained in the prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

This supplement should be retained with the prospectus for future reference.

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